UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 28, 2008.
NATIONAL CITY BANK
(Depositor)
ON BEHALF OF THE
NATIONAL CITY CREDIT CARD MASTER TRUST
(Issuing Entity of the Collateral Certificate)
AND THE
NATIONAL CITY CREDIT CARD MASTER NOTE TRUST
(Issuing Entity of the Class A, Class B, and Class C notes)
(Exact name of registrant as specified in its charter)

Delaware	333-126628 333-126628-01 333-126628-02	N/A

(State or other jurisdiction of incorporation of the issuing entity)	(Commission File Numbers)	(IRS Employer Identification No.)

c/o National City Bank 1900 East 9th Street Cleveland, Ohio	44114

(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code (216) 222-2000.
N/A

(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report
Section 8 — Other Events.
ITEM 8.01. Other Events.
          On May 28, 2008, the National City Credit Card Master Note Trust issued its Series 2008-1 Class A, Class B and Class C Notes.
On May 28, 2008, the National City Credit Card Master Note Trust issued its Series 2008-2 Class A, Class B and Class C Notes. On May 28, 2008, the National City Credit Card Master Note Trust issued its Series 2008-3 Class A, Class B and Class C Notes. In each case, the Class B and Class C Notes were retained by the Bank.
Section 9 — Financial Statements and Exhibits
ITEM 9.01 (c). Exhibits.
The following are filed as Exhibits to this Report under Exhibit 1, Exhibit 4 and Exhibit 5:

1.1.1	Series 2008-1 Underwriting Agreement dated as of May 15, 2008.

1.1.2	Series 2008-2 Underwriting Agreement dated as of May 15, 2008.

1.1.3	Series 2008-3 Underwriting Agreement dated as of May 15, 2008.

4.1.1	Series 2008-1 Indenture Supplement dated as of May 28, 2008.

4.1.2	Series 2008-2 Indenture Supplement dated as of May 28, 2008.

4.1.3	Series 2008-3 Indenture Supplement dated as of May 28, 2008.

5.1.1	Opinion of Jones Day with respect to legality of the Series 2008-1 Notes.

5.1.2	Opinion of Jones Day with respect to legality of the Series 2008-2 Notes.

5.1.3	Opinion of Jones Day with respect to legality of the Series 2008-3 Notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: May 28, 2008

National City Bank, acting soley in its capacity as depositor of National City Credit Card Master Trust and National City Credit Card Master Note Trust

By:	/s/ Russell A. Cronin, Jr.

Name: Russell A. Cronin, Jr.
Title: Senior Vice President

Exhibit Index
The following are filed as Exhibits to this Report under Exhibit 1, Exhibit 4 and Exhibit 5:

Exhibit No.	Description

1.1.1	Series 2008-1 Underwriting Agreement dated as of May 15, 2008.

1.1.2	Series 2008-2 Underwriting Agreement dated as of May 15, 2008.

1.1.3	Series 2008-3 Underwriting Agreement dated as of May 15, 2008.

4.1.1	Series 2008-1 Indenture Supplement dated as of May 28, 2008.

4.1.2	Series 2008-2 Indenture Supplement dated as of May 28, 2008.

4.1.3	Series 2008-3 Indenture Supplement dated as of May 28, 2008.

5.1.1	Opinion of Jones Day with respect to legality of the Series 2008-1 Notes.

5.1.2	Opinion of Jones Day with respect to legality of the Series 2008-2 Notes.

5.1.3	Opinion of Jones Day with respect to legality of the Series 2008-3 Notes.